SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2006

The original Form 8-K filed on January 12, 2007 has been amended by this Form 8-K/A to replace the Pooling and Servicing Agreement dated as of December 1, 2006 previously filed with respect to the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On December 28, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, 2006-8, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and Citibank, N.A., as trustee.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1       Pooling and Servicing Agreement, dated as of December 1, 2006 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and Citibank, N.A., as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE

INVESTMENTS II INC.

By: ____/s/ Baron Silverstein__________
Name: Baron Silverstein
Title: Vice President

Dated: January 19, 2007

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	5

EXHIBIT 1